THIRD AMENDMENT TO
DRUG CLINICAL SUPPLY AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”), effective as of the last date of signature hereof (the “Amendment Effective Date”), is made to that certain Drug Clinical Supply Agreement, dated as of February 9, 2014, by and between Bellerophon Pulse Technologies LLC (“Pulse Technologies”) and Mallinckrodt Manufacturing LLC, assignee of INO Therapeutics LLC (“Mallinckrodt”), as amended by Section 6 of that certain Second Amendment to Exclusive Cross-License, Technology Transfer, and Regulatory Matters Agreement, dated as of July 27, 2015, and as amended further by that certain Second Amendment to Drug Clinical Supply Agreement and Third Amendment to Exclusive Cross-License, Technology Transfer and Regulatory Matters Agreement, dated as of November 16, 2015 (collectively, the “Agreement”). Capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties desire to amend the Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Agreement, the parties hereby agree as follows:

1.The third WHEREAS clause in the Recitals of the Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, Pulse Technologies is engaged in the business of developing, manufacturing, and commercializing products for (a) pulmonary hypertension secondary to chronic obstructive pulmonary disease (“COPD”), (b) primary or idiopathic pulmonary arterial hypertension (“PAH”), and PF (as defined herein) (collectively, the “Pulse Technologies Clinical Programs”);”

2.Section 1.14 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.14    “PF” means pulmonary hypertension in patients with pulmonary fibrosis associated with idiopathic interstitial pneumonias, chronic hypersensitivity pneumonitis or occupational or environmental lung disease.”

3.The term “IPF” as used in the Agreement is hereby deleted and replaced with the term “PF” in every instance in which it appears in the Agreement.

4.Except as herein amended, all terms, covenants and provisions of the Agreement are ratified, reaffirmed and shall remain in full force and effect. All references therein to the Agreement shall hereafter refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Bellerophon Pulse Technologies LLC By: /s/ Fabian Tenenbaum Name: Fabian Tenenbaum Title: CEO Date: April, 23rd 2018	Mallinckrodt Manufacturing LLC By: /s/ Ron Lloyd Name: Ron Lloyd Title: EVP and President, Hospital Therapies Date: April, 23rd 2018